U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 -------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 30, 1998


                                NUMEX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)




         Delaware                   0-9459                      06-1034587
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(State or Other Jurisdiction     (Commisssion)               (I.R.S. Employer
   of Incorporation )                File No.                Identification No.)



14115 S. Pontlavoy Ave., Santa Fe Springs, California             90670
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(Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code:  (562) 404-7176


                   Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 4.  Changes in Registrant's Certifying Accountant

         On May 5, 1998, Numex Corporation (the "Company") received a letter dated April 30, 1998 (and postmarked May 4, 1998) from Singer, Lewak, Greenbaum & Goldstein, LLP (the "Accountants") advising the Company that the Accountants were resigning as of April 30, 1998 as the independent accountants for the Company.

         The opinion provided by the Accountants for the Company's financial statements for the past two fiscal years have contained a qualification as to the Company's ability to continue as a going concern, but have not contained any other type of adverse opinion, disclaimer of opinion, or modification as to uncertainty, audit scope or accounting principles.

         In considering whether to renew its engagement as the Company's independent auditors for the fiscal year ended March 31, 1998, the Accountants requested that, if the Company sought to eliminate a liability from the Company's financial statements because the Company had no legal or contractual obligation to pay such liability, The Company obtain either a verification from a party as to the Company's potential liability under the terms of a licensing agreement as part of its auditing procedures or a legal opinion regarding such potential liability. For business reasons unrelated to an audit, the Company preferred not to request such a verification and sought to instead provide a form of legal opinion which would satisfy the Accountants' auditing procedures regarding the potential liability. The Company had engaged its corporate counsel to prepare a form of opinion to address this issue. Discussions regarding the form of opinion, and the potential elimination of the liability, were not completed as of April 30, 1998.

         A copy of a letter from the Company to the Accountants requesting that the Accountants furnish a letter to the Securities and Exchange Commission stating whether it agrees with the statements of the Company in this letter is attached as an exhibit to this filing. The Company is in the process of interviewing other accounting firms to serve as the Company's independent accountants. Following the appointment of a new independent accountant, the Company will file a Form 8-K with respect to such appointment.

Item 7.  Financial Statements, Proforma Financial Information and Exhibits.

                                    Exhibits

             1.  Letter Regarding Change in Certifying Accountant

                                    SIGNATURE


         Pursuant to the requirements of Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           NUMEX CORPORATION



                                           By  /s/Jack I. Salzberg
                                           President and Chairman of the Board


Dated:  May 6, 1998

                                    Exhibit 1

                               (Numex Letterhead)


May 6, 1998


Marc I. Abrams, CPA
Singer Lewak, Greenbaum & Goldstein, LLP
10960 Wilshire Boulevard
Suite 1100
Los Angeles, California 90024

Re:      Form 8-K

Dear Mr. Abrams:

Enclosed is a copy of the Form 8-K that Numex Corporation ("Company") filed today with the Securities and Exchange Commission ("SEC") with respect to the resignation of Singer, Lewak Greenbaum & Goldstein, LLP as the independent accountants of the Company.

     You are hereby requested to furnish a letter to the SEC and the Company stating whether you agree with the statements made by the Company in the Form 8-K and, if not, stating the respects in which you do not agree. You are further requested to furnish such letter to the Company within such time period as to permit the Company to file a copy of such letter with the SEC within ten business days of the date of this letter.

Should you have any questions regarding this request, please contact the undersigned or Allan B. Duboff, Company counsel, immediately.

Very truly yours,

Numex Corporation



/s/ Jack I. Salzberg
Chief Executive Officer